                                                                   EX-10.16

                              EMPLOYMENT AGREEMENT

           This Agreement is made and entered into as of March 2, 1998, by and between SRS Labs, Inc., a Delaware corporation (the "Company"), Valence Technology Inc., a British Virgin Islands company ("Valence"), and Thomas Wah Tong Wan, an individual (the "Employee").

                                    RECITALS

           A. The Company develops, markets and licenses unique, leading-edge, proprietary audio technologies and has need for management personnel.

           B. The Employee, prior to the date hereof, has been an executive officer and director of Valence.

           C. Pursuant to two separate stock purchase agreements, the Company has acquired 100% of the issued and outstanding share capital of Valence.

           D. The Company desires to employ the Employee in the same or similar capacity as that previously existing between the Employee and Valence upon the terms and conditions set forth in this Agreement.

           E. The Employee is willing to enter into this Agreement with respect to the Employee's employment and services upon the terms and conditions set forth in this Agreement.

                                   AGREEMENT

        In consideration of the provisions set forth in this Agreement, the parties agree as follows:

        1.     Employment; Duties and Obligations

               1.1 Employment. The Company hereby employs the Employee as a Vice President of the Company and the Company and Valence hereby employ the Employee as the President and Chief Executive Officer of Valence for the term of this Agreement, and the Employee hereby accepts such employment upon the terms and conditions hereinafter set forth. Notwithstanding anything to the contrary herein, except


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with the consent of the Employee, the Employee's principal place of employment during the term of this Agreement or any renewal thereof shall be located in Hong Kong.

               1.2 Service to the Company and Valence. The Employee shall have primary responsibility for, among other things, managing and directing the day-to-day business of Valence, subject to applicable law and the policies of the Company's Board of Directors and the Executive Committee of the Company's Board of Directors and the Board of Directors of Valence.

               1.3 Devotion of Time to the Business. The Employee shall devote his entire professional time and best efforts to the business of the Company and its subsidiaries, and shall not during the term of this Agreement engage in any other business activities. This Agreement shall not be construed as preventing the Employee from investing his assets in such form or manner as will not require any services on the part of the Employee for or with respect to any of the entities in which such investments are made, except as otherwise restricted pursuant to Section 7 herein. This Agreement shall not be interpreted to prohibit the Employee from making passive personal investments or conducting private business affairs if those activities do not materially interfere with the services required under this Agreement. The Employee shall not, directly or indirectly, acquire, hold, or retain any interest in any business directly competing with or similar in nature to the business of the Company or any of its subsidiaries; provided however, that the Employee's beneficial ownership of debt securities in an amount not exceeding U.S. $500,000 and/or publicly-traded equity securities in an amount not exceeding 5% of the total outstanding number of shares of the particular class of such equity securities, which are issued by any entity engaged in activities which are competitive with the business of the Company or any of its subsidiaries shall not be deemed to be a breach of any duty or obligation owed by the Employee to the Company or any of its subsidiaries hereunder.

        2. Term. The initial term of this Agreement shall commence as of March 3, 1998 (Hong Kong Time), and shall continue in effect until December 31, 2000 (Hong Kong Time). On December 31, 2000 (Hong Kong Time), and on the 31st day of December (Hong Kong Time) of each year thereafter (unless this Agreement shall have been previously terminated), the term of this Agreement shall be automatically extended for an additional term of one year unless either party shall provide the other with at least 30-days written notice prior to such December 31st of the party's intent to terminate this Agreement. In the event that the Company shall provide written notice of termination to the Employee, the Employee will be entitled to the severance benefits set forth in Section 4.3 herein. Upon the payment of such severance benefits, the Company and Valence shall be relieved from any liability for the expired term of this Agreement.



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        3.     Compensation

               3.1 Base Salary. For all services rendered by the Employee under this Agreement, the Company (or its designee) shall pay the Employee an annual base salary related to the fiscal year of the Company (the "Base Salary"), payable in accordance with the regular payroll practices of the Company (but at least once a month), at a rate determined in accordance with this Agreement.

                      3.1.1 Initial Base Salary. The initial Base Salary to be paid hereunder is H.K. $1,859,000 per year.

                      3.1.2 Adjustments to Base Salary. The Compensation Committee of the Board (or in the absence of a compensation committee, the Board committee performing equivalent functions or the entire Board of Directors of the Company) shall review the Base Salary of the Employee and determine whether to adjust it; provided however that the Base Salary for any fiscal year shall not be less than the initial Base Salary to be paid to the Employee hereunder. The first such review shall occur prior to July 1, 1998 (California time); thereafter, such reviews shall occur within three months of the end of each of the Company's fiscal years, commencing with the Company's fiscal year ending December 31, 1998.

               3.2 Salary Deferral Plan. The Employee shall be eligible to participate in the Company's voluntary salary deferral plan and such other similar plans as the Company may adopt from time to time.

               3.3    Performance Bonus.

                      3.3.1 Initial Bonus. Notwithstanding anything to the contrary, Employee shall be eligible to receive a bonus relating to Valence's fiscal year ending March 31, 1998 based upon the performance formula submitted to and accepted by the Compensation Committee.

                      3.3.2 Subsequent Bonuses. Irrespective of any other bonus payment payable to the Employee pursuant to this Agreement, the Compensation Committee (or in the absence of a compensation committee, the Board committee performing equivalent functions or the entire Board of Directors of the Company) shall evaluate the Employee's performance at the end of each fiscal year commencing with the Company's fiscal year ending December 31, 1998 and determine whether the Employee's performance merits payment of a performance bonus to the Employee. The performance bonus is wholly discretionary.



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               3.4 Long-Term Incentive Compensation. The Employee shall be eligible to participate in all of the Company's long-term incentive compensation plans, including, but not limited to, any Company stock option, restricted stock or SAR plan (with the exception of those plans only applicable to non-employee directors).

               3.5 Other Benefits. The Employee shall be eligible to participate in, and be covered by, all such other employee benefits generally provided to an executive officer of the Company. Such benefits include but are not limited to, health (including coverage for family members subject to plan limitations), life and disability insurance (including tax gross up amounts), vacation and sick leave.

               3.6 No Prohibition as to Other Compensation. Nothing herein shall be deemed to preclude the Company, or any of the Company's subsidiaries, if any, from awarding additional compensation or benefits to the Employee during the term of this Agreement, upon approval of the Compensation Committee (or in the absence of a compensation committee, the Board committee performing equivalent functions or the entire Board of Directors of the Company), whether in the form of raises, bonuses, additional fringe benefits or otherwise.

               3.7 Expenses. The Company, in accordance with its policy (which may be modified from time to time) shall promptly reimburse the Employee for all expenses incurred by the Employee in relation to the business of the Company, including, without limitation, expenses pertaining to travel, lodging, meals, entertainment, seminars and periodicals. The Employee shall provide the Company or the applicable subsidiary of the Company, as the case may be, with reasonable documentation showing the business purpose and cost of each item of expense submitted for reimbursement.

               3.8 Tax Withholding. The Company and, to the extent applicable, any other subsidiary of the Company, shall have the right to deduct and withhold from the compensation payable to the Employee hereunder such amounts as may be necessary to satisfy such corporation's obligations to federal, state and local authorities to withhold taxes from compensation otherwise payable to the Employee.

        4.     Termination

               4.1 Termination for Cause. The Company or Valence may terminate this Agreement and discharge the Employee for cause at any time upon written notice specifying the reasons for such termination. For purposes of this Agreement, "cause" shall mean (a) the failure to follow the reasonable instructions of the Board of Directors of the Company or Valence, (b) the material breach of any term of this Agreement and failure to cure such breach within ten (10) days after written notice thereof from the Company or Valence, as the case may be, or (c) the misappropriation of assets of the





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Company or any subsidiary of the Company by the Employee resulting in a material loss to such entity. The Employee shall not be entitled to receive any further payments or other benefits under this Agreement after the expiration of 30 days from the date of such notice, other than benefits which have previously vested in the Employee.

               4.2 Termination Upon Death. This Agreement shall automatically terminate upon the death of the Employee, and the Employee shall not be entitled to receive any further payments or benefits under this Agreement, except that the Company and/or its subsidiaries, if any, as the case may be, shall pay to the Employee's legal representative the full salary for the month in which he dies and such legal representative shall be entitled to receive those benefits which have previously vested in the Employee.

               4.3 Termination by the Company or Valence Without Cause/Severance. In the event the Company or Valence shall give written notice of its intent not to extend the term of this Agreement for an additional term of one year, as provided in Section 2 herein, or the Company or Valence otherwise gives written notice of termination without cause during the then current term of this Agreement, the Employee's term of employment shall terminate effective on the last day of the month such notice is deemed effective. Thereafter, the Employee shall be entitled to receive for the remainder of the then current term of this Agreement, and for a period of twelve months following the end of such term, the Base Salary then in effect, less the long-term service payment, if any, referenced in the Employment Ordinance, Cap. 57, Laws of Hong Kong, and the health, life, disability insurance benefits and the other employee benefits which the Employee had prior to such termination including, but not limited to those set forth in Sections 3.3 through 3.7 herein (collectively referred to herein as the "Termination Benefits"). During the continuation period, the Employee will provide advisory services from time to time to the Chairman of the Board of the Company and the Chief Executive Officer of the Company, as reasonably requested by such individuals and acceptable in timing and scope to the Employee. The Company anticipates that such advisory services will he limited to transitional or management continuity matters and market trends in the Company's primary market segments. During the continuation period (a) outstanding options shall continue to vest and vesting or performance restrictions on any stock awards shall continue to lapse according to the schedules set forth in the respective stock option or stock award agreements and
(b) any bonus amount earned pursuant to the annual incentive bonus plan or such similar plan and payable during such continuation period shall be paid to the Employee. If the Employee accepts employment from any other party during the continuation period, the continuation period cash salary and Termination Benefits will immediately terminate on the date on which such new employment commences and the Employee will receive a lump sum severance payment equal to 80% of the balance of the continued salary payable under this Section 4.3. Any cash bonus amount which would otherwise be payable within the twelve month period, if not paid on or prior to such acceptance date shall not be paid. In addition, for




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purposes of options or other awards pursuant to the Company's employee benefit plans, such acceptance date shall be deemed the termination date under such plans. For purpose of this Section 4.3 and subject to Section 5 herein, "employment" shall exclude (a) service as an officer or director of the Employee's personal investment holding company, (b) service as a director on the board of a corporation, (c) engagement as a bona fide part-time consultant, or
(d) self-employment or engagement as an officer or director of an operating corporation or enterprise (as opposed to a personal investment holding company) founded or controlled by the Employee and which has revenues of less than $5,000,000 per year.

               4.4 Termination By the Employee. Notwithstanding anything to the contrary herein, this Agreement may be terminated by the Employee upon 60 days prior written notice.

        5.     Termination Following Change in Control.

               5.1 Election. If either (a) the Company or Valence elects to terminate the Employee without cause pursuant to Section 4.3 within 90 days before or one year after a Change in Control (as hereinafter defined) or (b) the Employee elects to resign with Good Reason (as hereinafter defined) within one year after a Change in Control, then as a severance benefit and in lieu of all compensation or damages, the Company or Valence shall (a) pay the Employee in one lump sum or in equal monthly installments, at the sole election of the Employee, an aggregate amount equal to the Base Salary in effect at the time of such termination or resignation for the remainder of the then current term of the Agreement plus an additional period of twelve months; (b) pay the Employee any bonus amount earned pursuant to the Company's annual incentive bonus plan or such similar plan and which would otherwise be paid if the Employee were employed by the Company, one of its subsidiaries, if any, or successors thereto during the twelve month period commencing on the day of such termination or resignation under this Section 5 (the "Termination Period"); and (c) provide to the Employee all Termination Benefits (as such term is defined in Section 4.3 herein).

               5.2 Terms of Stock Options or Other Stock-Based Awards. Any stock option agreement or other stock award agreement heretofore or hereafter granted under the Company's stock based compensation plans shall have as a term and condition of such grant or award (in addition to such other provisions and whether inserted into the applicable agreement or not) the following provision:

                   "Notwithstanding anything to the contrary, if in connection with or as a result of a Change in Control (as defined in the Employment Agreement, hereinafter defined) the Company or Valence elects





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                   to terminate the Employee or the Employee elects to resign under Section 5 of the Employment Agreement by and between the Company or Valence and the Employee dated as of March 2, 1998 (the "Employment Agreement"), then the date of exercisability of each outstanding option, and the date on which all vesting or performance restrictions lapse on any award pursuant to the Company's employee benefit plans, shall be immediately accelerated, allowing the Employee to immediately acquire all of the outstanding unvested options or to immediately hold such stock free and clear of any vesting or performance restrictions, as the case may be."

               5.3    Definitions

               5.3.1 For purposes of this Section 5 "Change in Control" shall mean:

                                (a) The Company is merged, consolidated or
                      reorganized into or with another corporation or other legal person and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of Voting Stock (as that term is defined in subsection (c) hereof) of the Company immediately prior to such transaction;

                                (b) The Company sells all or substantially all
                      of its assets to any other corporation or other legal person, less than a majority of the combined voting power of the then-outstanding voting securities of which are held directly or indirectly in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale;

                                (c) There is a report filed on Schedule 13D or
                      Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial




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

                      owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 30% or more of the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors of the Company ("Voting Stock");

                                (d) The Company files a report or proxy
                      statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in, or in response to, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a Change in Control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction;

                                (e) If during any period of two consecutive
                      years, the individuals who constituted the Board at the beginning of any such period cease for any reason to constitute at least a majority thereof unless the election (including, but not limited to, filling of a vacancy by the remaining Board members), or the nomination for election by the Company's stockholders, of new members of the Board was approved by a vote of at least two-thirds of the members of the Board still in office who were members of the Board at the beginning of any such period; or

                                (f) Notwithstanding the foregoing provisions of
                      (i) subsections (c) or (d) hereof, a "Change in Control" shall not be deemed to have occurred for purposes of this Agreement solely because the Company, an entity in which the Company directly or indirectly beneficially owns 50% or more of the voting securities of such entity (an "Affiliate"), any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D,
                      Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of voting securities of the Company, whether in excess of 30% or otherwise, or because the Company reports that a Change in Control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership or (ii) subsection (c) hereof, a "Change in Control" shall not be deemed to have occurred for purposes of




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                      this Agreement solely because a person who is a holder of
                      five percent (5%) or more of the Voting Stock and who also is an officer and director of the Company on the date of this Agreement acquires 30% or more of the Voting Stock.

                                (g) Notwithstanding the foregoing provisions of
                      subsections (a) and (b) hereof, a "Change of Control" shall not be deemed to have occurred for purposes of this Agreement solely because the Company engages in an internal reorganization, which may include a transfer of assets to one or more Affiliates, provided that such transaction has been approved by at least two-thirds of the Directors of the Company and as a result of such transaction or transactions, at least 80% of the combined voting power of the outstanding securities of the Company or its successor are held in the aggregate by the holders of Voting Stock immediately prior to such transactions.

                      5.3.2 For purposes of this Section 5, the Employee shall be deemed to have resigned "with Good Reason" if he does so following a Change in Control as a result of the Company or any or its subsidiaries, if any, having done any or all of the following without the Employee's express written consent: (a) assigned the Employee different duties or made changes in his reporting responsibilities, title, or office that are substantially inconsistent with the Employee's duties, responsibilities, titles, or offices immediately prior to the Change in Control; (b) reduced the Employee's Base Salary from that in effect at the time of the Change in Control; (c) failed to continue any bonus plan in substantially the same form as it existed prior to the Change in Control; (d) required the Employee to he based more than 50 miles from his present office location, except for required travel consistent with the Employee's present business travel obligations; (e) failed to continue any plan or program for compensation, employee benefits, stock purchase or ownership, life insurance, group medical, disability, or vacation in substantially the same form as immediately prior to the Change in Control, or otherwise made any material reduction in the Employee's fringe benefits including but not limited to those described in Section 3 herein; or (f) failed to obtain the assumption of this Agreement by any successor to the Company.

               5.4 Relationship to Other Termination Sections. The Employee shall not be entitled to the benefits of this Section 5 if this Agreement and his employment are terminated pursuant to Sections 4.1, 4.2, 4.3 or 4.4.

               5.5 Company's Sole Obligations. In the event of any termination pursuant to this Section 5, the payment of all compensation owing for services rendered by the Employee prior to such termination and of the severance benefits set forth in this



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Section 5 as applicable constitute the sole obligations of the Company and are in lieu of any damages or other compensation that the Employee may claim in connection with this Agreement.

        6. Resignation as Director and Officer. In the event of any termination or resignation pursuant to Sections 4.1, 4.3, 4.4 or 5, the Employee shall be deemed to have resigned voluntarily as an officer and director of the Company (and of any subsidiaries of the Company) if he was serving in either of such capacities at the time of termination.

        7. Non-Competition. The Employee acknowledges that, in connection with the acquisition of Valence by the Company and the Company's employment of the Employee hereunder, the Employee has entered into a Non-Competition Agreement with the Company bearing even date herewith.

        8. Inventions and Improvements.

               (a) The Employee hereby assigns to the Company (or, at the discretion of the Company, any of its subsidiaries that it designates) an exclusive right to all inventions, discoveries, ideas and improvements made by him, whether alone or jointly with others, relevant to the subject matter of his employment, prior to the date of his employment hereunder.

               (b) In carrying out research, developmental and productive activities for the Company and its subsidiaries, the Employee shall accurately record the precise nature thereof and the data derived therefrom, and all such data and records shall be and remain the sole and exclusive property of the Company and its subsidiaries.

               (c) The Employee hereby recognizes as the exclusive property of the Company (and, as appropriate, its subsidiaries) and hereby assigns to the Company (and, as appropriate, its subsidiaries) without further consideration:

                      (i) all inventions, discoveries, ideas, copyright rights, maskworks, improvements and any other intellectual property made, conceived or discovered, by the Employee during the term of this Agreement, whether by himself or jointly with others (whether or not employees of the Company or its subsidiaries) and whether or not made at the Company's premises or during working hours, relating or pertaining in any way to the kind of business or any tests, research or development carried on by the Company, or any subsidiary or affiliate of the Company; and

                      (ii) all of his right, title and interest in and to each application for Letters Patent of the United States or of any foreign country that he either alone or jointly with others (whether or not employees of the Company or its subsidiaries), may hereafter


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



file with respect to any such invention, discovery, idea or improvement and each patent that may be issued thereon.

               (d) The Employee agrees to execute any assignments to the Company or its nominee of his rights, title and interest in any such inventions, discoveries, ideas, copyright rights, maskworks, improvements, and any other intellectual property, and any other instruments and documents requisite or desirable in applying for and obtaining patents, trademarks or copyrights, at the cost of the Company with respect thereto in the United States and all foreign countries as and when requested by the Company. The Employee further agrees, whether in the employ of the Company (or its subsidiaries) or not, to cooperate to the extent and in the manner requested by the Company in the prosecution or defense of any patent claims or any litigation or other proceedings involving any inventions, discoveries or improvements covered by this Agreement, but all expenses thereof shall be paid by the Company or one of its subsidiaries. Any invention, discovery, idea or improvement within the scope of this Section 8 shall be disclosed promptly in writing to the Board of Directors of the Company.

               (e) In the event the Company is unable to secure the Employee's signature on any document or documents needed to apply for or prosecute any patent, copyright or other right or protection relating to an invention, discovery, idea or improvement, whether because of his physical or mental incapacity or for any other reason whatsoever, the Employee hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as his agent and attorney-in-fact, to act for and in his behalf and stead to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution and issuance of patents, copyrights, or similar protections thereon with the same legal force and effect as if executed by him.

        9. No conflict With Other Employment Agreements. The Employee represents and warrants that there are no other agreements or duties on the Employee's part now in existence to assign inventions, discoveries, ideas or improvements to any party other than the Company or one of its subsidiaries. The Employee will not disclose to the Company or one of its subsidiaries or induce the Company or one of its subsidiaries to use any confidential information or material that he is now or shall become aware of that belongs to a former employer or any party other than the Company or one of its subsidiaries .

        10. Indemnification. The parties hereto covenant and agree to execute, contemporaneously herewith, an Indemnification Agreement substantially in the form attached hereto as Exhibit A.



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        11. Confidential Information. The parties hereto covenant and agree to execute, contemporaneously herewith, a Confidentiality Agreement substantially in the form attached hereto as Exhibit B.

        12. Insurance. The Company shall purchase and keep in full force and effect for the Employee a policy of directors' and officers' liability insurance at coverage levels consistent with other executive officers of the Company.

        13. Authority. The individual executing this Agreement on behalf of the Company represents and warrants to the Employee that the performance of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all requisite action and that he has the power and authority to execute this Agreement.

        14. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be given by hand delivery, facsimile, telecopy, overnight courier service, or by United States certified or registered mail, return receipt requested. Each such notice, request, demand or other communication shall be effective (a) if delivered by hand or by overnight courier service, when delivered at the address specified in this Section; (b) if given by facsimile or telecopy, when such facsimile or telecopy is transmitted to the facsimile or telecopy number specified in this Section and confirmation is received; and (c) if given by certified or registered mail, ten days after the mailing thereof.

               Address for notices (unless and until written notice is given of any other address):

               If to the Company:

               SRS Labs, Inc.
               2909 Daimler Street
               Santa Ana, California 92705
               Attention: Ms. Janet M. Biski,
                          Chief Financial Officer and Secretary
               Fax:  (714) 852-1099



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



               If to the Employee:

               Valence Technology Inc.
               Unit 413 4th Floor
               Hong Kong Industrial Technology Centre
               72 Tat Chee Avenue
               Kowloon Ton, Hong Kong
               Attention: Thomas Wah Tong Wan,
                          President and Chief Executive Officer
               Fax: (852) 2776-7770

        15. Further Documents and Acts. Each of the parties hereto agrees to cooperate in good faith with the other and to execute and deliver such further instruments and perform such other acts as may be reasonably necessary or appropriate to consummate and carry into effect the transactions contemplated under this Agreement.

        16. Financial Reporting. Any computation pertaining to the Company's financial affairs to be made hereunder or referenced herein shall be based on generally accepted accounting principles, applied on a consistent basis.

        17. Attorneys' Fees. In any action, litigation or proceeding between the parties arising out of or in relation to this Agreement, the prevailing party in such action shall be awarded, in addition to any damages, injunctions or other relief, and without regard to whether or not such matter be prosecuted to final judgment, such party's costs and expenses, including reasonable attorneys' fees.

        18. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts of law principles thereof.

        19. Venue. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of California, County of Orange, and/or the United States District Court for the Central District of California (Southern Division) for any actions, suits, controversies or proceedings arising out of or relating to this agreement and the transactions contemplated hereby (and the parties agree not to commence any action, suit or proceeding relating thereto except in such courts), and further agree that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth above shall be effective service of process for any action, suit or proceeding brought against the parties in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit, controversies or proceeding arising out of this agreement or the transactions contemplated hereby, in the courts of the State of California, County of Orange and/or the United States District Court for the Central District of California



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



(Southern Division), and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient or improper forum.

        20. Amendments/Waiver. This Agreement may be amended, supplemented, modified and/or rescinded only through an express written instrument signed by all the parties or their respective successors and assigns. Any party may specifically and expressly waive in writing any portion of this Agreement or any breach hereof, but no such waiver shall constitute a further or continuing waiver of any preceding or succeeding breach of the same or any other provision. The consent by one party to any act for which such consent was required shall not be deemed to imply consent or waiver of the necessity of obtaining such consent for the same or similar acts in the future.

        21. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

        22. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the rights and privileges shall be enforceable to the fullest extent permitted by law.

        23. Entire Agreement. This Agreement contains the entire and complete understanding between the parties concerning its subject matter and all representations, agreements, arrangements and understandings between or among the parties, whether oral or written have been fully merged herein and are superseded hereby.

        24. Remedies. All rights, remedies, undertakings, obligations, options, covenants, conditions and agreements contained in this Agreement shall be cumulative and no one of them shall be exclusive of any other.

        25. Successors. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legatees, legal representatives, personal representatives, successors and assigns.

        26. Interpretation. The language in all parts of this Agreement shall be in all cases construed simply according to its fair meaning and not strictly for or against any party. Whenever the context requires, all words used in the singular will be construed to have been used in the plural, and vice versa, and each gender will include any other gender. The captions of the Sections of this Agreement are for convenience only and shall not affect the construction or interpretation of any of the provision herein.

        27. Arbitration of Certain Disputes. Any controversy or claim arising out of or relating to (a) the location of the Employee's principal place of employment as provided in Section 1.1, (b) the scope of the Employee's duties as provided in Section 1.2, (c) the termination of the Employee for cause under
Section 4.1, or (d) the resignation of the Employee for Good Reason under
Section 5.3.2 shall be resolved by arbitration. Arbitration proceedings shall be commenced by the delivery by any party to a dispute to the other of written notice requesting arbitration. The matter shall be submitted to such disinterested arbitrator as shall be agreed upon by the parties to the dispute, which arbitrator shall determine the rules to govern the arbitration proceedings. Each party shall bear its own costs and expenses incurred by it in connection with the arbitration; all other costs, including arbitrators' fees and expenses, shall be borne equally by the parties. Notwithstanding the foregoing, if the arbitrator determines that one party acted unreasonably and not in good faith, the arbitrator shall have authority to assess the costs and expenses of the arbitration, including the arbitrator's fee and reasonable attorneys' fees, against that party. In the event the parties are unable to agree upon an arbitrator within ten (10) business days of the date a notice requesting arbitration is delivered, the arbitration shall be conducted in accordance with the Labor Arbitration Rules of the American Arbitration Association ("AAA"). If arbitration is conducted pursuant to the rules of the AAA, then the controversy or claim shall be decided by a board of three (3) arbitrators. The Employee, on the one hand, and the Company and Valence, on the other hand, shall select one (1) arbitrator within ten (10) business days of a demand for arbitration being made or, in the event of a party's failure to so select, an arbitrator shall be named for that party by the AAA. Within ten (10) business days of their selection, the two (2) arbitrators so selected shall select a third arbitrator from the National Panel of Arbitrators maintained by the AAA or as they otherwise shall agree. All arbitrators, however selected, shall possess such experience in, and knowledge of, the subject area of the controversy or claim so as to qualify as an "expert" with respect to such subject matter. Any arbitration hearing shall be held in Orange County, California, unless the parties to the dispute agree otherwise. The governing law for the purposes of any arbitration arising hereunder shall be as set forth in
Section 18 hereof. Any award rendered by arbitration shall be final and binding on the parties, and judgment thereon may be entered in any court of competent jurisdiction. Notwithstanding any arbitration rules to the contrary, the award of the arbitrator must be made no later than three (3) months following the date on which the arbitrator or arbitrators are appointed.

        28. Miscellaneous. Each provision of this Agreement to be performed by a party hereto shall be deemed both a covenant and condition, and shall be a material consideration for the other party's performance hereunder, and any breach thereof by the party shall be deemed a material default hereunder. The recitals and all other documents referenced in this Agreement are fully incorporated into this Agreement by reference. Unless expressly set forth otherwise, all references herein to a "day" shall be deemed to be a reference to a calendar day. Unless expressly stated otherwise, cross-reference herein shall refer to provisions within this Agreement, and shall not be deemed to be references to the overall transaction or to any other document. Time is of the essence in the performance of this Agreement.

        EMPLOYEE ACKNOWLEDGES THAT HE HAS READ THIS AGREEMENT AND UNDERSTANDS ITS CONTENTS. EMPLOYEE ALSO ACKNOWLEDGES THAT THE COMPANY HAS INFORMED HIM THAT THIS AGREEMENT DOES NOT REQUIRE EMPLOYEE TO ASSIGN TO THE COMPANY ANY INVENTION WHICH QUALIFIES FULLY UNDER THE PROVISIONS OF SECTION 2870 OF THE CALIFORNIA LABOR CODE, A COPY OF WHICH IS ATTACHED AS EXHIBIT C TO THIS AGREEMENT. BY SIGNING THIS AGREEMENT, EMPLOYEE AGREES TO BE BOUND BY ALL OF THE TERMS AND CONDITIONS OF THIS AGREEMENT.



                            (signature page follows)

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:                        SRS LABS, INC., a Delaware corporation



                                By:  /s/ THOMAS C.K. YUEN
                                   --------------------------------------
                                     Thomas C.K. Yuen
                                     Chairman of the Board and Chief
                                     Executive Officer



                                By:  /s/ JANET M. BISKI
                                   --------------------------------------
                                     Janet M. Biski
                                     Vice President, Chief Financial
                                     Officer and Secretary



VALENCE:                        VALENCE TECHNOLOGY INC.,
                                a British Virgin Islands company



                                By:  /s/ THOMAS WAH TONG WAN
                                   --------------------------------------
                                     Thomas Wah Tong Wan
                                     President and Chief Executive Officer



EMPLOYEE:                            /s/ THOMAS WAH TONG WAN
                                   --------------------------------------
                                     Thomas Wah Tong Wan

                                       EXHIBIT A

                               INDEMNIFICATION AGREEMENT

                            INDEMNIFICATION AGREEMENT


        This Indemnification Agreement ("Agreement") is made as of this 2nd day of March, 1998, by and between SRS LABS, INC., a Delaware corporation (the "Company"), and Thomas Wah Tong Wan ("Indemnitee").

        WHEREAS, Indemnitee is currently serving as a director and an officer of the Company and a director, executive officer and an employee of certain of the Company's subsidiaries and the Company desires Indemnitee to continue in such capacities. The Indemnitee is willing, subject to certain conditions including, without limitation, the execution and performance of this Agreement by the Company, to continue in such capacities;

        WHEREAS, in addition to the indemnification to which the Indemnitee is or may be entitled under the Certificate of Incorporation of the Company (the "Certificate") or the Bylaws of the Company (the "Bylaws"), the Company has obtained at its sole expense insurance protecting its officers and directors including Indemnitee against certain losses arising out of actual or threatened actions, suits or proceedings to which such persons may be made or threatened to be made parties. However, as a result of circumstances having no relation to, and beyond the control of, the Company and Indemnitee, there can be no assurance of the continuation or renewal of the insurance;

        WHEREAS, the Company and Indemnitee recognize the increasing difficulty in obtaining directors' and officers' liability insurance, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;

        WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees and other agents to expensive litigation risks;

        WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as directors, officers, employees and other agents of the Company and its subsidiaries; and

        WHEREAS, in recognition of Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued and effective service to the Company and its subsidiaries, and in order to induce Indemnitee to provide services to the Company and its subsidiaries as a director and an officer of the Company and a director, executive officer and an employee of certain of the Company's subsidiaries, the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the coverage of Indemnitee under the Company's directors' and officers' liability insurance policies.

        NOW, THEREFORE, in consideration of the above premises and of Indemnitee's promise to continue to serve the Company directly or, at its request, with another enterprise, and intending to be legally bound hereby, the parties agree as follows:

        1.     DEFINED TERMS AND CONSTRUCTION OF CERTAIN PHASES. As used in this
Agreement:

               (a) "Board" shall mean the Board of Directors of the Company.

               (b) References to the "Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or other agents, so that if Indemnitee is or was a director, officer, employee or other agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

               (c) A "Change in Control" shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, a subsidiary of the Company, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "Beneficial Owner" (as defined in Rule l3d-3 under said Act), directly or indirectly, of securities of the Company representing 40% or more of the total voting power represented by the Company's then outstanding Voting Securities; (ii) during a two-year period, individuals who at the beginning of such period' constitute the Board and any new director whose nomination for election or election was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company's assets.

               (d) "Independent Counsel" shall be the person or body appointed in connection with Section 4 of this Agreement.

               (e) "Other enterprises" shall include employee benefit plans.

               (f) "Potential Change in Control" shall be deemed to have occurred if (i) the Company enters into an agreement or arrangement, the consummation of which would result in the occurrence of a Change in Control; (ii) any person (including the' Company) publicly announces an intention' to take or to consider taking actions that, if consummated, would constitute a Change in Control; (iii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, a subsidiary of the Company, a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, or a person who is a party to an indemnification agreement (in a form similar to this Agreement) with the Company, is or becomes the "Beneficial Owner" (as defined in Rule l3d-3 under said Act), directly or indirectly, of securities of the Company representing 15% or more of the total voting power represented by the Company's then outstanding Voting Securities; or (iv) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

               (g) "Serving at the request of the Company" shall include, without limitation, any service as a director, officer, employee or agent of the Company or one of its subsidiaries which imposes duties on, or involves services by, Indemnitee with respect to an employee benefit plan.

               (h) "Voting Securities" shall mean any securities of the Company that are entitled to vote generally in the election of directors.

        2.     INITIAL INDEMNITY.

               (a) Indemnity in Third Party Proceedings. The Company shall indemnify the Indemnitee when he was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, administrative, investigative or criminal (other than an action by or in the right of the Company), by reason of the fact that he is or was or had agreed to become a director, officer, employee or agent of the Company, or is or was serving or had agreed to serve at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against any and all costs, charges and expenses (including without limitation attorneys' and others' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection therewith and any appeal therefrom if the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the Indemnitee did not satisfy the foregoing standard of conduct to the extent applicable thereto.

               (b) Indemnity in Proceedings By or In the Name of the Corporation. The Company shall indemnify the Indemnitee when he was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was or had agreed to become a director, officer, employee or agent of the Company, or is or was serving or had agreed to serve at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against costs, charges and expenses (including attorneys' and others' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement thereof or any appeal therefrom if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and except that no indemnification shall be made in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

               (c) Indemnification of Expenses of Successful Party. To the extent that the Indemnitee has been successful on the merits or otherwise, including without limitation the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Sections 2(a) or 2(b) hereof or in defense of any claim, issue or matter therein, he shall be indemnified against costs, charges and expenses (including attorneys' and others' fees and expenses) actually and reasonably incurred by him in connection therewith.

               (d) Determination of Right of Indemnitee to Indemnification. Any indemnification under Sections 2(a) or 2(b) (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination in accordance with Section 4 hereof or any applicable provision of the Certificate, Bylaws, other agreement, resolution or otherwise. Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding or (ii) if such a quorum of disinterested directors is not available or so directs, by independent legal counsel (designated in the manner provided below in this subsection (d)) in a written opinion or (iii) by the stockholders of the Company (the "Stockholders"). Independent legal counsel shall be designated by vote of a majority of the disinterested directors; provided, however, that if the Board is unable or fails to so designate, such designation shall be made by the Indemnitee subject to the approval of the Company (which approval shall not be unreasonably withheld). Independent legal counsel shall not be any person or firm who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee's rights under this Agreement. The Company agrees to pay the reasonable fees and expenses of such independent legal counsel and to indemnify fully such counsel against costs, charges and expenses (including attorneys' and others' fees and expenses) actually and reasonably incurred by such counsel in connection with this Agreement or the opinion of such counsel pursuant hereto.

               (e) Advancement of Expenses. All expenses (including attorneys' and others' fees and expenses) incurred by the Indemnitee in his capacity as a director or officer of the Company in defending a civil or criminal action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding in the manner prescribed by Section 4(b) hereof.

        3.     ADDITIONAL INDEMNIFICATION.

               (a) Right to Additional Indemnification. Pursuant to Section 145(f) of the General Corporation Law of the State of Delaware (the "GCL"), without limiting any right which the Indemnitee may have pursuant to Section 2 hereof, the Certificate, the Bylaws, the GCL, any policy of insurance or otherwise, but subject to the limitations on the maximum permissible indemnity which may exist under applicable law at the time of any request for indemnity hereunder determined as contemplated by this Section 3(a), the Company shall indemnify the Indemnitee against any amount which he is or becomes legally obligated to pay relating to or arising out of any claim made against him because of any act, failure to act or neglect or breach of duty, including any actual or alleged error, misstatement or misleading statement, which he commits, suffers, permits or acquiesces in while acting in his capacity as a director, an officer, an employee or agent of the Company, or, at the request of the Company, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, whether prior to or after the date of this Agreement and whether or not the basis of the claim is alleged action or inaction in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent of the Company. The payments which the Company is obligated to make pursuant to this Section 3 shall include without limitation (i) damages, judgments, settlements (in accordance with Section 6(d) of this Agreement), fines and similar penalties, and excise taxes and penalties assessed on a person with respect to an employee benefit plan, (ii) charges, costs, expenses (including attorneys' and others' fees and related disbursements), expenses of investigation, expenses of defense of legal actions, suits, proceedings or claims and appeals therefrom, expenses relating to serving as a witness and expenses of appeal, attachment or similar bonds, and (iii) any interest, assessments, or other charges imposed thereon and any federal, state, local or foreign taxes imposed as a result of the actual or deemed receipt of such payments under this Agreement. Notwithstanding the foregoing, the Company shall not be obligated under this Section 3(a) to make any payment in connection with any claim against the Indemnitee:

                      (i) to the extent of any fine or similar governmental
               imposition which the Company is prohibited by applicable law from paying which results in a final, nonappealable order; or

                      (ii) to the extent based upon or attributable to the
               Indemnitee gaining in fact a personal profit to which he was not legally entitled, including without limitation profits made from the purchase and sale by the Indemnitee of equity securities of the Company which are recoverable by the Company pursuant to
               Section 16(b) of the Securities Exchange Act of 1934, as amended, and profits arising from transactions in publicly traded securities of the Company which were effected by the Indemnitee in violation of Section 10(b) of the Securities Exchange Act of 1934, as amended, including Rule l0b-5 promulgated thereunder.

The determination of whether the Indemnitee shall be entitled to indemnification under this Section 3(a) shall be made in accordance with Section 4(d) hereof.

               (b) Advancement of Expenses Relating to Additional Indemnification. Expenses (including without limitation attorneys' and others' fees and expenses) incurred by Indemnitee in defending any actual or threatened civil or criminal action, suit, proceeding or claim shall be paid by the Company in advance of the final disposition thereof as authorized in accordance with Section 4(b) hereof.

        4. CERTAIN PROCEDURES RELATING TO INDEMNIFICATION AND ADVANCEMENT OF EXPENSES.

               (a) General. Except as otherwise permitted or required by the GCL, for purposes of pursuing his rights to indemnification under Sections 2(a), 2(b) or 3(a) hereof, as the case may be, the Indemnitee may, but shall not be required to, (i) submit to the Board a sworn statement of request for indemnification substantially in the form of
        Exhibit 1 attached hereto and made a part hereof (the "Indemnification Statement") averring that he is entitled to indemnification hereunder; and (ii) present to the Company reasonable evidence of all expenses for which payment is requested. Submission of an Indemnification Statement to the Board shall create a presumption that the Indemnitee is entitled to indemnification under Sections 2(a), 2(b) or 3(a) hereof, as the case may be, and the Board shall be deemed to have determined that the Indemnitee is entitled to such indemnification unless within 30 calendar days after submission of the Indemnification Statement the Board shall determine by vote of a majority of the directors at a meeting at which a quorum is present, based upon clear and convincing evidence (sufficient to rebut the foregoing presumption), and the Indemnitee shall have received notice within such period in writing of such determination that the Indemnitee is not so entitled to indemnification, which notice shall disclose with particularity the evidence in support of the Board's determination. The foregoing notice shall be sworn to by all persons who participated in the determination and voted to deny indemnification. The provisions of this Section 4(a) are intended to be procedural only and shall not affect the right of the Indemnitee to indemnification under this Agreement and any determination by the Board that the Indemnitee is not entitled to indemnification and any failure to make the payments requested in the Indemnification Statement shall be subject to judicial review as provided in Section 5 hereof.

               (b) Undertaking or Expense Request Regarding Advancement of Expenses. For purposes of determining whether to authorize advancement of expenses pursuant to Section 2(e) hereof, the Indemnitee shall submit to the Board a sworn statement of request for advancement of expenses substantially in the form of Exhibit 2 attached hereto and made a part hereof (the "Undertaking"), averring that (i) he has reasonably incurred or will reasonably incur actual expenses in defending an actual civil or criminal action, suit, proceeding or claim and (ii) he undertakes to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company under this Agreement or otherwise. For purposes of requesting advancement of expenses pursuant to Section 3 (b) hereof, the Indemnitee (i) may, but shall not be required to, submit an Undertaking or (ii) shall submit such other form of request as he determines to be appropriate (an "Expense Request"). Upon receipt of an Undertaking or Expense Request, as the case may be, the Board shall within 20 calendar days authorize immediate payment of the expenses stated in the Undertaking or Expense Request, whereupon such payments shall immediately be made by the Company. No security shall be required in connection with any Undertaking or Expense Request and any Undertaking or Expense Request shall be accepted without reference to the Indemnitee's ability to make repayment.

               (c) Independent Counsel. Notwithstanding anything to the contrary contained in Sections 2(d) or 4(a) of this Agreement, after a Change of Control and if requested by the Indemnitee at the time of making a claim for indemnification, (i) any determination under Section 2(a) or 2(b) (unless ordered by a court) shall be made by Independent Counsel (as defined below), and (ii) after the submission of an Indemnification Statement, the determination pursuant to Section 4(a) whether an Indemnitee shall be entitled to indemnification under Sections 2(a), 2(b) or 3(a) hereof, as the case may be, shall be made by Independent Counsel (as defined below) instead of by the Board. For purposes of this
        Section 4(c) "Independent Counsel" shall be an attorney selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld), (i) who has not otherwise performed services for the Company or the Indemnitee (other than in connection with indemnification matters) within the three years prior to the selection of the Independent Counsel, and (ii) who shall not, under the applicable standards of professional conduct then prevailing, have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement. Any determination by Independent Counsel as to whether and to what extent the Indemnitee should be permitted to be indemnified under applicable law shall be rendered by its written opinion to the Company and Indemnitee. The Company agrees to pay the reasonable fees of the Independent Counsel and to indemnify fully such counsel against any and all expenses (including attorneys' and others' fees and expenses), claims, liabilities, loss, and damages arising out of or relating to this Agreement, the engagement of Independent Counsel pursuant hereto or the opinion of such counsel pursuant hereto.

        5.     INDEMNIFICATION PROCESS AND APPEAL.

               (a) Suit to Enforce Rights. If a claim for indemnification made to the Company pursuant to Section 4 hereof is not paid in full by the Company within 30 calendar days after a written claim has been received by the Company, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim in any court having subject matter jurisdiction thereof. The Company hereby consents to service of process and to appear in any such proceeding. The remedy provided for in this Section 5 shall be in addition to any other remedies available to Indemnitee in law or equity.

               (b) Defense to Indemnification, Burden of Proof and Presumptions. In any action brought under Section 5(a) hereof, it shall be a defense to a claim for indemnification pursuant to Sections 2(a) or 2(b) hereof (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the Undertaking, if any is required, has been tendered to the Company) that the Indemnitee has not met the standards of conduct which make it permissible under the GCL for the Company to indemnify the Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company. It shall be a defense to any action brought by Indemnitee against the Company to enforce this Agreement that it is not permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company. Neither the failure of the Company (including its Board, independent legal counsel or its stockholders) or Independent Counsel to have made a determination prior to the commencement of such action by Indemnitee that indemnification of the claimant is proper under the circumstances because he has met the standard of conduct set forth in applicable law, nor an actual determination by the Company (including its Board, independent legal counsel or its stockholders) or Independent Counsel that Indemnitee had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

               (c) Indemnification for Expenses Incurred in Enforcing Rights. It is the intent of the Company that the Indemnitee not be required to incur the expenses associated with the enforcement of his rights under this Agreement by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Indemnitee hereunder. Accordingly, if it should appear to the Indemnitee that the Company has failed to comply with any of its obligations under the Agreement or in the event that the Company or any other person takes any action to declare the Agreement void or unenforceable, or institutes any action, suit or proceeding designed (or having the effect of being designed) to deny, or to recover from, the Indemnitee the benefits intended to be provided to the Indemnitee hereunder, the Company irrevocably authorizes the Indemnitee from time to time to retain counsel of his choice, at the expense of the Company as hereafter provided, to represent the Indemnitee in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company or any director, officer, stockholder or other person affiliated with the Company, in any jurisdiction. Regardless of the outcome thereof, the Company shall pay and be solely responsible for any and all costs, charges and expenses (including without limitation attorneys' and others' fees and expenses) reasonably incurred by the Indemnitee (i) as a result of the Company's failure to perform this Agreement or any provision thereof or (ii) as a result of the Company or any person contesting the validity or enforceability of this Agreement or any provision thereof as aforesaid; provided that, if and to the extent that a court of competent jurisdiction determines (in a final judicial determination as to which all rights of appeal therefrom have been exhausted or waived or have lapsed) that each of the material assertions made by Indemnitee in such litigation or other legal action was not made in good faith or was frivolous, the Company shall not be obligated to pay any such costs, charges and expenses incurred by Indemnitee in connection with such suit and shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid under this Section 5(c). Notwithstanding the procedure for selection of counsel in Section 6(c) herein, in connection with the assertion of any claim under this Section 5(c), Indemnitee from time to time may retain counsel of his choice to represent him.

        6.     NOTIFICATION AND DEFENSE OF PROCEEDING.

               (a) Notice/Cooperation by Indemnitee. Indemnitee shall give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement (for purposes of this Section 6, a "Claim"). Indemnitee shall also provide the Company such information and cooperation as the Company from time to time may reasonably request and as shall reasonably be within Indemnitee's power to provide.

               (b) Notice to Insurers. If at the time of the receipt of a notice of a Claim pursuant to Section 6(a) hereof the Company has directors' and officers' liability insurance (or a similar policy covering key employees, if applicable) in effect, the Company shall give prompt notice of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company thereafter shall take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such Claim in accordance with the terms of such policies.

               (c) Selection of Counsel. With respect to any litigation or other legal action relating to a Claim as to which Indemnitee notifies the Company (for purposes of this Section 6, a "Proceeding"), the Company will be entitled to participate in the Proceeding at its own expense and except as otherwise provided below, to the extent the Company so wishes, it may assume the defense thereof with counsel selected by the Company and approved by Indemnitee, which approval shall not be unreasonably withheld. After notice from the Company to Indemnitee of its election to assume the defense of any Proceeding, the Company will not be liable to Indemnitee under this Agreement or otherwise for any expenses subsequently incurred by Indemnitee in connection with the defense of such Proceeding other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ his own counsel in such Proceeding, but all expenses related thereto incurred after notice from the Company of its assumption of the defense shall be at Indemnitee's expense unless: (i) the employment of counsel by Indemnitee has been authorized by the Company; (ii) Indemnitee has reasonably determined and either the Company shall have agreed, or disinterested counsel (as defined in this Section 6(c) shall have determined, that there may be a conflict of interest between Indemnitee and the Company in the defense of the Proceeding; (iii) after a Change in Control, the employment of counsel by Indemnitee has been approved by the Independent Counsel; or (iv) the Company shall not in fact have employed counsel to assume the defense of such Proceeding, in each of which case all expenses of the Proceeding shall be borne by the Company, and Indemnitee's counsel shall have been approved by the Company (which approval may not be unreasonably withheld) and any carrier of an applicable insurance policy if required under the terms of that policy or under applicable law. As used in this Section 6(c), "disinterested counsel" shall mean counsel selected and compensated by the Company, and approved by Indemnitee (which approval may not be unreasonably withheld), to determine whether a conflict of interest may exist, which counsel shall not represent the Company, Indemnitee or any other party to the Proceeding for which indemnification is sought. Disinterested counsel shall be selected promptly following the notice from Indemnitee to the Company of Indemnitee's belief that a conflict of interest may exist. The Company shall not be entitled to assume the defense of any Proceeding as to which the determination provided for in (ii) above shall have been made. Nothing herein shall limit the right of Indemnitee to employ counsel at Indemnitee's sole expense.

               (d) Settlements. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be liable to indemnify Indemnitee under this Agreement or otherwise for any amounts paid in settlement of any Proceeding effected without the Company's written consent; provided, however, that if a Change in Control has occurred, the Company shall be liable for indemnification of Indemnitee for amounts paid in settlement if the Independent Counsel has approved the settlement. The Company shall not settle any Proceeding in any manner that would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold its consent to any proposed settlement. The Company shall not be liable to indemnify Indemnitee under this

        Agreement with regard to any judicial award if the Company was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action; the Company's liability hereunder shall not be excused if participation in the Proceeding by the Company was barred by this Agreement.

        7. ESTABLISHMENT OF A TRUST. Immediately upon the occurrence of a Change in Control or a Potential Change in Control, the Company shall, upon written request by Indemnitee, create a trust (a "Trust") for the benefit of Indemnitee and from time to time upon written request of Indemnitee shall fund the Trust in an amount sufficient to satisfy any and all amounts reasonably anticipated at the time of each such request to be incurred in connection with any claim made by Indemnitee. The amount or amounts to be deposited in the Trust pursuant to the foregoing funding obligation shall be determined (i) prior to the occurrence of a Change in Control or a Potential Change in Control, (a) by the Board by a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding serving as the basis of a claim by Indemnitee, or (b) if such a quorum of disinterested directors is not available or so directs, by independent legal counsel (designated in the manner provided in Section 2(d)) in a written opinion or (c) by the Stockholders, or (ii) after the occurrence of a Change in Control or a Potential Change in Control, by Independent Counsel as defined in Section 4(c) (for purposes of this Section 7, the "Reviewing Party").The terms of the Trust shall provide that upon a Change in Control (i) the Trust shall not be revoked or the principal thereof invaded without the written consent of Indemnitee, (ii) the trustee of the Trust (the "Trustee") shall advance, within 20 business days of the request by Indemnitee, any and all expenses to Indemnitee (and Indemnitee hereby agrees to reimburse the Trust under the same circumstances for which Indemnitee would be required to reimburse the Company under Section 4(b) of this Agreement), (iii) the Trust shall continue to be funded by the Company in accordance with the funding obligation set forth above, (iv) the Trustee shall promptly pay to Indemnitee all amounts for which Indemnitee shall be entitled to indemnification pursuant to this Agreement or otherwise, and (v) all unexpended funds in the Trust shall revert to the Company upon a final determination by the Reviewing Party or a court of competent jurisdiction, as the case may be, that Indemnitee has been fully indemnified under the terms of this Agreement. The Trustee shall be chosen by Indemnitee. Nothing in this Section 7 shall relieve the Company of any of its obligations under this Agreement. All income earned on the assets held in the Trust shall be reported as income by the Company for federal, state, local and foreign tax purposes. The Company shall pay all costs of establishing and maintaining the Trust and shall indemnify the Trustee against any and all expenses (including attorneys' fees), claims, liabilities, loss and damages arising out of or relating to this Agreement or the establishment and maintenance of the Trust.

        8. EXCEPTIONS. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

               (a) Claims Initiated by Indemnitee. To indemnify Indemnitee for any amounts or to advance expenses to Indemnitee with respect to any litigation or other legal action initiated or brought voluntarily (and not by way defense or counterclaim) by Indemnitee against the Company or any agent of the Company unless (i) the

        Company has joined in or the Board has consented to the initiation of such litigation or other legal action, (ii) the litigation or other legal action is brought to establish or enforce a right to indemnification under Section 5 of this Agreement, or (iii) the litigation or other legal action is instituted after a Change in Control and Independent Counsel has approved its initiation; or

               (b) No Duplication of Payments. To make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, bylaw or otherwise) of the amounts otherwise indemnifiable hereunder.

        9.     SCOPE; NONEXCLUSIVITY.

               (a) Scope. In accordance with Section 145(f) of the GCL, the parties hereto intend that this Agreement shall provide for indemnification in excess of that expressly permitted by statute, including, without limitation, any indemnification provided by the Certificate, Bylaws, vote of its stockholders or disinterested directors or applicable law. To the extent that a change in applicable law (whether by statute, rule or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Certificate, Bylaws, applicable law or this Agreement, it is the intent of the parties that Indemnitee enjoy by this Agreement the greater benefits so afforded by such change.

               (b) Non exclusivity. Consistent with Section 145(f) of the GCL, the indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Certificate, Bylaws, any agreement, any vote of stockholders or disinterested directors, or otherwise, both as to actions in Indemnitee's official capacity and as to actions in another capacity while holding such office, and shall continue after Indemnitee has ceased to be a director, officer, employee or agent.

        10. MUTUAL ACKNOWLEDGMENT. Both the Company and Indemnitee acknowledge that in certain instances, federal or state law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees or other agents under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the U.S. Securities and Exchange Commission or applicable state securities agencies to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

        11. DIRECTORS' AND OFFICERS' LIABILITY INSURANCE. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this

Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance (or such other similar insurance policy covering key employees, if applicable), Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director or officer. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company.

        12. EFFECTIVENESS OF AGREEMENT. This Agreement shall be effective as of the date set forth on the first page and may apply to acts or omissions of Indemnitee which occurred prior to such date if Indemnitee was a director, officer, employee or agent of the Company, or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, at the time such act or omission occurred.

        13. PERIOD OF LIMITATION. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors, or personal or legal representatives after the expiration of two years from the date of accrual of such causes of action, or such longer period as may be required by state law under the circumstances (i.e., a minimum limitation period that expressly may not be altered by agreement among the parties). Any claim or cause of action of the Company or any of its affiliates shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such period; provided, however, if any shorter period of limitation is otherwise applicable to any such cause of action, the shorter period shall govern.

        14. RATIFICATION OF ACTS. None of the provisions contained in this Agreement is intended to constitute, or shall be construed in any manner as constituting, a ratification by the Company (or by any of its directors, officers or other agents) of any action or inaction on the part of Indemnitee.

        15. CONTINUED EMPLOYMENT. No provision contained herein shall be construed as conferring upon Indemnitee any right with respect to continuance of performance of services for the Company or a subsidiary of the Company, nor shall any such provisions interfere in any way with the right of the Company to terminate Indemnitee's services as an officer, employee or other agent at any time with or without cause.

        16. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company), assigns, spouses, heirs and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and!or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. Nothing in this
Section 16 shall be construed to limit the protections afforded Indemnitee under this Agreement which would occur upon a Change in Control or a Potential Change in Control. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity at the time of any litigation or other legal action relating to events for which a claim for indemnification is made by Indemnitee hereunder.

        17. NOTICE. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee, on the date of such receipt, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

        18. CHOICE OF LAW. This Agreement shall be governed by, and its provisions construed in accordance with, the laws of the State of Delaware, including without limitation, all matters of formation, construction, validity, performance and enforcement and without giving effect to the principles of conflicts of laws.

        19. SEVERABILITY. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 19. If this Agreement or any portion hereof shall be invalidated or held unlawful or unenforceable on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated or held unlawful or unenforceable, the provision(s) so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal and the balance of this Agreement shall be enforceable in accordance with its terms. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of this Agreement containing any provision held to be invalid, void, or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, void or unenforceable.

        20. AMENDMENT AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver. Except as specifically provided herein, no failure to exercise or any delay in exercising any right or remedy hereunder shall constitute a waiver thereof.

        21. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

        22. FUTURE AGREEMENTS. The Company shall not adopt any amendment to its Certificate or Bylaws the effect of which would be to deny, diminish or encumber Indemnitee's rights to indemnity pursuant to the Certificate, the Bylaws, the GCL or any other applicable law as applied to any act or failure to act occurring in whole or in part prior to the date (the "Effective Date") upon which the amendment was approved by the Board or the stockholders, as the case may be. In the event that the Company shall adopt any amendment to its Certificate or Bylaws the effect of which is to so deny, diminish or encumber Indemnitee's rights to indemnity, such amendment shall apply only to acts or failures to act occurring entirely after the Effective Date thereof unless the Indemnitee shall have voted in favor of such adoption as a director or holder of record of the Company's Voting Securities, as the case may be.

        23. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which counterparts taken together shall constitute one and the same document.

        24. HEADINGS. Section headings herein are for reference purposes only and shall not affect the meaning or interpretation of any provision of this Agreement.




                            [Signature Page Follows]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    SRS LABS, INC.,
                                    a Delaware corporation


                                    By:
                                       ----------------------------------------
                                       Thomas C.K. Yuen
                                       Chairman of the Board and Chief Executive
                                       Officer

                                          Address:  2909 Daimler Street
                                                    Santa Ana, California 92705


AGREED TO AND ACCEPTED:

INDEMNITEE:


-------------------------------
Thomas Wah Tong Wan


Address:
c/o Valence Technology Inc.
Unit 413, Hong Kong Industrial Technology Centre
72 Tat Chee Avenue
Kowloon, Hong Kong

                                    EXHIBIT 1

                            INDEMNIFICATION STATEMENT

STATE OF_______________)
                       ) ss
COUNTY OF______________)

               I, ___________________________, being first duly sworn, do depose and say as follows:

               1. This Indemnification Statement is submitted pursuant to the Indemnification Agreement, dated as of March 2, 1998, between SRS Labs, Inc. (the "Company"), a Delaware corporation, and the undersigned.

               2. I am requesting indemnification against charges, costs, expenses (including attorneys' and others' fees and expenses), judgments, fines and amounts paid in settlement, all of which have been or will be incurred by me in connection with an actual or threatened action, suit, proceeding or claim to which I am a party or am threatened to be made a party.

               3. With respect to all matters related to any such action, suit, proceeding or claim, I am entitled to be indemnified as herein contemplated pursuant to the aforesaid Indemnification Agreement.

               4. Without limiting any other rights which I have or may have, I am requesting indemnification against liabilities which have or may arise out of

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


                                                      __________________________

               Subscribed and sworn to before me, a Notary Public in and for said County and State, this ___ day of ____________________, _____.



                                                      __________________________

[Seal]

               My commission expires the ___ day of _______________, _____.

                                    EXHIBIT 2

                                   UNDERTAKING

STATE OF_______________)
                       ) ss
COUNTY OF______________)


               I, ___________________________, being first duly sworn, do depose and say as follows:

               1. This Undertaking is submitted pursuant to the Indemnification Agreement, dated as of March 2, 1998, between SRS Labs, Inc. (the "Company"), a Delaware corporation, and the undersigned.

               2. I am requesting advancement of certain costs, charges and expenses which I have incurred or will incur in defending an actual or pending civil or criminal action, suit, proceeding or claim.

               3. I hereby undertake to repay this advancement of expenses if it shall ultimately be determined that I am not entitled to be indemnified by the Company under the aforesaid Agreement or otherwise.

               4. The costs, charges and expenses for which advancement is requested are, in general, all expenses related to _________________________

____________________________________________________________________________

____________________________________________________________________________


               Subscribed and sworn to before me, a Notary Public in and for said County and State, this ___ day of ____________________, _____.



                                                    ____________________________


[Seal]

               My commission expires the ___ day of _______________, _____.

                                       EXHIBIT B

                               CONFIDENTIALITY AGREEMENT

                  EMPLOYEE AGREEMENT REGARDING CONFIDENTIALITY



           In return for new or continued employment by SRS LABS, INC.(the "Company"), I acknowledge and agree that:

           1. DEFINITION. For purposes of this Agreement, unless otherwise noted, all references to the "Company" shall include the Company and/or all of its direct and indirect subsidiaries.

           2. OBLIGATIONS OF CONFIDENTIALITY. I will maintain in confidence and will not, either during or at any time after the term of my employment without the prior express written consent of the Company, communicate or disclose to, or use for the benefit of myself or any other person, firm, association or corporation (including, without limitation, any subsequent employer) any proprietary or confidential information, trade secret or know-how belonging to the Company ("Proprietary Information"), whether or not it is in written or permanent form, except to the extent required to perform duties on behalf of the Company in my capacity as an employee. Such Proprietary Information includes, but is not limited to, techniques, processes, plans or methods of the Company in developing, marketing and licensing products and services, and technical and business information relating to the Company's inventions or products, research and development, production processes, manufacturing and engineering processes, machines and equipment, finances, existing and potential customers and suppliers, marketing and future business plans. However, such Proprietary Information shall not include any materials, techniques, or information of the type specified to the extent that such materials, techniques or information are publicly known or generally utilized by others engaged in the same business or activities as that in the course of which the Company utilized, developed or otherwise acquired such materials, techniques, or information. Upon termination of my employment or at the request of my supervisor before termination, I will deliver to the Company all written and tangible material in my possession belonging to the Company incorporating the Proprietary Information or otherwise relating to the Company's Business. These obligations with respect to Proprietary Information extend to information belonging to customers and suppliers of the Company who may have disclosed such information to me as the result of my status as an employee of the Company. The covenants made in this
Section 2 shall commence on the date hereof and shall be perpetual with respect to any Proprietary Information.

           3. POSSESSION OF INFORMATION IN TANGIBLE FORM. All Proprietary Information consisting of records, reports, notes, compilations, computer software programs or disks or other recorded matter, and copies or reproductions thereof, relating to the Company's operations, activities or business, made or received by me during any period of employment with the Company are and shall be the Company's exclusive property, and I will keep the same at all times in the Company's custody and subject to its control, and will surrender the same at the termination of my employment if not before.

           4. COMPANY'S REMEDIES FOR BREACH. I acknowledge that a breach by me of this Agreement cannot reasonably or adequately be compensated in damages in an action at law, and that a breach of any of the provisions contained in this Agreement will cause the Company irreparable injury and damage. By reason thereof, I agree that the Company shall be entitled, in addition to any other remedies it may have under this Agreement or otherwise, to preliminary and permanent injunctive and other equitable relief to prevent or curtail any breach of this Agreement; provided, however, that no specification in this Agreement of a specific legal or equitable remedy shall be construed as a waiver or prohibition against the pursuing of other legal or equitable remedies in the event of such a breach.

           5. SEVERABILITY. In the event that any provision of this Agreement or any word, phrase, clause, sentence or other portion thereof should be held to be unenforceable or invalid for any reason, such provision or portion thereof shall be modified or deleted in such a manner so as to make this Agreement as modified legal and enforceable to the fullest extent permitted under applicable laws.

           6. BINDING EFFECT. This Agreement shall be binding upon my heirs, executors, administrators or other legal representatives or assigns and shall inure to the benefit of and be enforceable by the Company and its successors and assigns.

           7. GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts of law principles thereof.

           9. VENUE. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of California, County of Orange, and/or the United States District Court for the Central District of California (Southern Division) for any actions, suits, controversies or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and the parties agree not to commence any action, suit or proceeding relating thereto except in such courts), and further agree that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth above shall be effective service of process for any action, suit or proceeding brought against the parties in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit, controversies or proceeding arising out of this Agreement or the transactions contemplated hereby, in the courts of the State of California, County of Orange and/or the United States District Court for the Central District of California (Southern Division), and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient or improper forum.



                            (signature page follows)

           IN WITNESS WHEREOF, I have hereunto set my hand as of this 2nd day of March, 1998.


                                  ------------------------------------------
                                  Thomas Wah Tong Wan


                                  Address:
                                  c/o Valence Technology Inc.
                                  Unit 413, Hong Kong Industrial Technology
                                  Centre
                                  72 Tat Chee Avenue
                                  Kowloon, Hong Kong

Accepted and agreed:

SRS LABS, INC.,
a Delaware corporation


--------------------------------------------
Thomas C.K. Yuen
Chairman of the Board and
Chief Executive Officer

                                       EXHIBIT C

                       SECTION 2870 OF THE CALIFORNIA LABOR CODE

                       SECTION 2870 OF THE CALIFORNIA LABOR CODE


SECTION 2870. EMPLOYMENT AGREEMENTS; ASSIGNMENT OF RIGHTS

        (a) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:

               (1) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer; or

               (2) Result from any work performed by the employee for the employer.

        (b) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.